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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                     ---------------------------------------

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 11, 1997





                            ELECTRONIC DESIGNS, INC.
                            -----------------------
             (Exact name of Registrant as specified in its charter)





      DELAWARE                        0-21305               04-3298416
      --------                        -------               ----------
(State or other jurisdiction   (Commission file number)  (I.R.S. Employer
     of Incorporation)                                   Identification Number)




One Research Drive, Westborough, Massachusetts                         01581
----------------------------------------------                         -----
  (Address of Principal Executive Offices)                           (Zip Code)



                                 (508) 366-5151
                                 --------------
              (Registrant's Telephone Number, Including Area Code)





         ---------------------------------------------------------------
         (Former Name, Former Address and Formal Fiscal Year, if Changed
                               Since Last Report)





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ITEM 5 - OTHER EVENTS

The Registrant extended the expiration date of its Redeemable Warrants, which are publicly traded on NASDAQ Small-Cap Market under the symbol EDIXW, to March 22, 1998.

The Warrants which were scheduled to expire on March 22, 1997, entitle the holder to purchase one share of Common Stock at the exercise price of $6.00 per share for each warrant. The exercise price remains unchanged from the price established in the original issuance.








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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Electronic Designs, Inc.
                                             -------------------------------
                                             (Registrant)





Dated:  February 11, 1997
                                             -------------------------------
                                             Frank D. Edwards,
                                             Senior Vice President and
                                             Chief Financial Officer












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